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                             THE DIRECTOR M OUTLOOK
                         WELLS FARGO DIRECTOR M OUTLOOK

                             SEPARATE ACCOUNT THREE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-119421

   SUPPLEMENT DATED NOVEMBER 14, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2005


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              SUPPLEMENT DATED NOVEMBER 14, 2005 TO YOUR PROSPECTUS

The following corrects the disclosure in Section I ("Highlights") of your prospectus:

Section I.(b) ("Initial Investment") is revised to reflect that the minimum initial investment is $10,000.

Section I.(c) ("Is the Fixed Accumulation Feature Available?") is revised to reflect that the Fixed Accumulation Feature is currently not available.

Section I.(d) ("Annual Withdrawal Amount") is revised to reflect the following:

     - YEARS 1-4: 10% of total Premium Payments per Contract year on a non-cumulative basis.

     - AFTER YEAR 4: 100% of any earnings, and Premium Payments invested more than 4 years, plus 10% of Premium Payments invested for less than 4 years.

The following corrects disclosure in Section 7 ("State Variations") of your prospectus:

     - ALABAMA -- We will accept subsequent Premium Payments only during the first three Contract Years.

     - OREGON -- We will accept subsequent Premium Payments only during the first six Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are six months or longer. You may not choose a fixed dollar amount Annuity Payout.

     -    PENNSYLVANIA -- You may not choose a fixed dollar amount Annuity
          Payout.

     - MASSACHUSETTS -- We will accept subsequent Premium Payments only until the Annuitants 66th birthday or the sixth Contract Anniversary, whichever is later.

     All references to the Hartford Director M Plus are deleted.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


HV-5311